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                                                                    EXHIBIT 4(c)

                                                            [ZURICH KEMPER LOGO]


KEMPER INVESTORS LIFE INSURANCE COMPANY (KILICO)
1 Kemper Drive, Long Grove, Illinois 60049-0001  telephone 800-621-5001
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GROUP MASTER APPLICATION
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Application
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Application for
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Name of Product
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Name of Group
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Principal Office Street Address
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City                                  State        Zip
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Benefits and payments provided by this contract, when based on Guarantee Period
Values, may increase or decrease in accordance with the Market Value Adjustment formula stated in the contract schedule.

Benefits, payments and values provided by this contract, when based upon the investment experience of the subaccounts, are variable and are not guaranteed as to dollar amount. Refer to the variable account and annuity period provisions for a determination of any variable benefits.


Signatures
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Signature of Authorized Representative
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Typed Name
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Title
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Signed at (City, State and Zip)
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Date
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Witnessed by
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Licensed Agent
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